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                                                                EXHIBIT 23.1







                     CONSENT OF INDEPENDENT AUDITORS


We consent to the incorporation by reference in the Registration Statement on Forms S-8 No. 33-14144, No. 33-47068, No. 33-67280 and No. 33-80894 of our
report dated February 7, 1996, with respect to the financial statements of DATAKEY, INC., which appear in Item 7 of the annual report on Form 10-KSB for the year ended December 31, 1995.




                                               McGLADREY & PULLEN, LLP


Minneapolis, Minnesota
March 27, 1996